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                                                                   EXHIBIT 10.11

                                 AMENDMENT NO. 5
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment No. 5, effective the 28th day of June, 1999, is made to that certain Employment Agreement between Intermec Technologies Corporation and Michael Ohanian, dated the 18th day of May, 1995 as amended (the "Agreement").

         WHEREAS, the parties to the Agreement wish to modify the Agreement to reflect the change in Michael Ohanian's title and duties associated with the appointment of a new President of Intermec Technologies Corporation effective June 28, 1999.

         NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby amended as follows:

         1.     TERM OF AGREEMENT:

         Michael Ohanian hereby agrees to retire from Employment with Intermec Technologies Corporation on December 31, 1999 and to resign as the President of the Corporation on June 28, 1999.

         2.     TITLE AND DUTIES:

         Effective June 28, 1999, Michael Ohanian will assume the title of Special Assistant to the President of Intermec Technologies Corporation and during the balance of the Employment Period through December 31, 1999 will perform such duties as may be assigned to him by the President of the Corporation or by the Chief Executive Officer of UNOVA, Inc.

         3.     OTHER TERMS AND CONDITIONS:

         Except as modified herein all other terms and conditions of the Agreement as amended by Amendments No. 1, 2, 3, and 4 shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment No. 5 as of the date first written above.


INTERMEC TECHNOLOGIES                             EXECUTIVE
CORPORATION


By:      /s/ Virginia S. Young                    By:       /s/ Michael Ohanian
    -----------------------------------              ---------------------------
         Virginia S. Young                                  Michael Ohanian
         Vice President and Secretary